STOCK PURCHASE AGREEMENT
                                     BETWEEN
                       SPONGETECH DELIVERY SYSTEMS, INC.
                                       AND
                                 COLEBROOK, INC.

     STOCK PURCHASE AGREEMENT dated as of December 26, 2002 (this "Agreement"), between Colebrook, Inc. (the "Investor"), and Spongetech Delivery Systems, Inc., a Delaware corporation (the "Company"). (The parties to this Agreement are individually referred to as a "Party" and collectively as the "Parties.")

     WHEREAS, the Parties desire to enter into an agreement pursuant to which, subject to the conditions contained therein, the Company could issue and sell to the Investor from time to time as provided therein, shares of its common stock; and

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investor agree as follows:

                                    ARTICLE I
                               Certain Definitions

     "Affiliate" means, with respect to any Person, any other Person that directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, "control," when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms of "affiliated," "controlling" and "controlled" have meanings correlative to the foregoing.

     "BBX" means the Bulletin Board Exchange.

     "Bid Price" means the closing bid price of the Common Stock for such day's regular session trading as reported on the Principal Market on the date in question, or if there is no such price on such date, then the closing bid price as reported on the date nearest preceding such date.

     "Business Day" means any day (other than a day which is a Saturday, Sunday or legal holiday in the State of New York) on which banks are open for business in New York City.

     "Closing" means the closing of the purchase by the Investor of Put Shares following a Put. "Commitment Period" means the period commencing on the Effective Date and expiring on the earliest to occur of (x) the date on which the Investor shall have paid an aggregate of $2,000,000 in Purchase Price for Put Shares pursuant to this Agreement, (y) the date this Agreement is terminated in accordance with the terms hereof, or (z) the date occurring two years from the Effective Date. "Common Stock" means the Company's common stock, par value $.001 per share, or such securities into which such stock shall hereafter be reclassified.

     "Common Stock Equivalents" means any rights, warrants, options and other equity or equity equivalent securities that are, at any time over the life thereof, convertible into or exchangeable for, or that permit the holder thereof to otherwise receive shares of Common Stock or other Common Stock Equivalents.

     "Condition Satisfaction Date" means each date on which the Company's representations and warrants must be accurate.

     "Disclosure Documents" means such registration statements, exhibits and other documents the Company files with the SEC.

     "Effective Date" means the date on which the SEC first declares effective the Registration Statement and registering the sale by the Company and resale by the Investor of the Registrable Securities.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

     "Market Price" on any date means the average closing Bid Price during the Valuation Period relating to such date, subject to equitable adjustment in the event of a Valuation Event during such Valuation Period.

     "Maximum Aggregate Purchase Price" means the total amount of the puts and shall equal $2,000,000.

     "Maximum Put Amount" means $50,000.

     "Minimum Put Amount" means $25,000.

     "Outstanding" when used with reference to shares of Common Stock, means, at any date as of which the number of such shares is to be determined, all issued and outstanding shares of Common Stock, and shall include all such shares issuable in respect of outstanding scrip or any certificates representing fractional interests in such shares; provided, that "Outstanding" shall not mean any shares of Common Stock directly or indirectly owned or held by or for the account of the Company.

     "Person" means an individual, a corporation, a partnership, a limited liability company, an association, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

     "Principal  Market"  means  the  principal  trading  exchange,   market  or
quotation system for the Common Stock.

     "Purchase Price" means with respect to Put Shares, an amount equal to 70% of the Market Price for the Valuation Period for a Put.

     "Put Date" means the date a Put Notice is considered received.

     "Put" means the exercise by the Company of its right to require the Investor to purchase Put Shares pursuant to the terms of this Agreement.

     "Put Notice" means the notice from the Company to the Investor indicating its intention to put shares to the Investor.

     "Put Shares" means the number of shares of common stock set forth in the Put Notice.

     "Registrable Securities" means the Put Shares which are being registered in the Registration Statement prior to being purchased by the Investor

     "Registration Statement" means the registration statement to be filed with the SEC registering the Put Shares.

     "SEC" means the Securities and Exchange Commission.

     "Securities" means the Put Shares.

     "Securities Act" means the Securities Act of 1933, as amended.

     "Trading Day" means (a) a day on which the Common Stock is traded on the Principal Market on which the Common Stock is then listed or quoted.

     "Valuation Event" means an action by the Company during the Commitment Period to:

     (a)  subdivide or combine the Common Stock;

     (b) pay a dividend on its Common Stock or Common Stock Equivalents or make any other distribution of such securities;

     (c) issue any additional shares of Common Stock or Common Stock Equivalents ("Additional Capital Shares") at a price per share less than, or that provide a holder thereof with the right to receive or subscribe for at any time over the life thereof shares of Common Stock at a price per share less than, the Bid Price in effect immediately prior to such issuance, or without consideration (other than pursuant to this Agreement) (including through conversions, exchanges or resets of other adjustments to the price paid for such securities);

     (d) make a distribution of its assets or evidences of its indebtedness to the holders of Common Stock or Common Stock Equivalents as a dividend in liquidation or by way of return of capital (other than as a dividend payable out of earnings or surplus legally available for dividends under applicable law) or any distribution to such holders made in respect of the sale of all or substantially all of the Company's assets.

     "Valuation Period" means the period of five Trading Days preceding the Put Date.

                                   ARTICLE II
                        Purchase and Sale of Common Stock

     Section 2.1 Investments.

     (a) Puts. Subject to the conditions and limitations set forth herein, the Company may make a Put by the delivery of a duly completed written Put Notice to the Investor, specifying the Investment Amount that the Company intends to sell to the Investor. The number of Put Shares shall be determined by dividing the Investment Amount specified in the Put Notice by the Purchase Price for such Put which shall be 70% of the average closing bid price of the stock during the Valuation Period.

     (b)  Limitations on Puts and Common Stock Issuable.

          (i) The Company may not deliver a Put Notice to the extent that, following the purchase by the Investor of Put Shares thereunder, the Investor and its affiliates would beneficially own (as determined in accordance with Section 13(d) of the Exchange Act and the rules thereunder) in excess of 9.9% of the then outstanding shares of Common Stock.

          (ii) The maximum purchase price for all Puts is the Maximum Aggregate Purchase Price.

          (iii)The Investment Amount for each Put shall be neither less than the Minimum Put Amount or greater than the Maximum Put Amount.

     Section 2.2 Mechanics.

     (a)  Put Notice.

     Subject to the conditions and limitations herein, at any time during the Commitment Period the Company may deliver a Put Notice to the Investor. The Maximum Put Amount in any Put Notice is $50,000.

     (b)  Date of Delivery of Put Notice or Notice to Acquire Investment Shares.

     A Put Notice shall be deemed delivered on the Put Date which shall be (i) the Trading Day it is received by the Investor if such notice is received prior to Noon Eastern Time, or (ii) the immediately succeeding Trading Day if it is received after Noon Eastern Time on a Trading Day or at any time on a day which is not a Trading Day.

     Section 2.3 Closings.

     (a) Subject to the satisfaction of the conditions set forth in this Agreement, the Closing shall occur on the third Business Day following the end of the Valuation Period for such Closing (or such other date as is mutually agreed to by the Company and the Investor) (a "Closing Date") at the offices of the Investor or such other place to which the Parties may agree. On the Put Notice Date, the Company shall deliver (or cause to be delivered) (1) the stock certificate covering the Put Shares (2) a writing, executed by the Investor and the Company concurring as to (x) the total number of Put Shares that are to be issued and sold at such Closing, and (y) the Investment Amount for the Put Shares issuable at such Closing, and (3) all other documents, instruments and writings required to be delivered by it in order to effect a Closing hereunder. The Investor shall deliver a certified or bank check payable to the order of the Company in the amount of the Put.

     Section 2.4 Termination of Investment Obligation.

     (a) The obligation of the Investor to purchase shares of Common Stock shall, at the Investor's option (as evidenced by a notice to such effect to the Company), terminate permanently in the event that (i) there shall occur any stop order or suspension of the effectiveness of the Registration Statement relating to the Registrable Securities for an aggregate of thirty Trading Days during the Commitment Period for any reason; (ii) the Company shall at any time breach its obligations under this Agreement.

     (b) The obligation of the Company to sell Put Shares to the Investor following delivery of a Put Notice shall terminate if the Investor fails to honor such Put Notice within two Trading Days following the Closing Date scheduled for such Put, and the Company notifies the Investor of such termination. Notwithstanding any such termination, the Company shall maintain the Registration Statement in effect (and shall permit the Investor to use the prospectus thereunder to sell Registrable Securities) for not less than 30 Trading Days following the date of any such termination.

                                  ARTICLE III
                 Representations and Warranties of the Investor

     The Investor represents and warrants to the Company as follows:

     Section 3.1 Intent.

     The Investor is entering into this Agreement and will purchase the Securities issuable to it hereunder for its own account and the Investor has no present arrangement (whether or not legally binding) at any time to sell the Common Stock to or through any person or entity; provided, however, that by making the representations herein, the Investor does not agree to hold Securities for any minimum or other specific term and reserves the right to dispose of Securities at any time in accordance with federal and state securities laws applicable to such disposition and the terms and conditions, if any, relating thereto as set forth in this Agreement.

     Section 3.2 Sophisticated Investor.

     The Investor is a sophisticated investor (as described in Rule 506(b)(2)(ii) of Regulation D) and an accredited investor (as defined in Rule 501 of Regulation D), and the Investor has such experience in business and financial matters that it has the capacity to protect its own interests in connection with this transaction and is capable of evaluating the merits and risks of an investment in the Securities. The Investor acknowledges that an investment in the Securities is speculative and involves a high degree of risk.

     Section 3.3 Authority.

     The Investor has the requisite power and authority to enter into and consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations thereunder. The execution and delivery of this Agreement has been duly authorized by the Investor and when delivered in accordance with the terms hereof will constitute valid and binding agreements of the Investor enforceable against it in accordance with their respective terms.

     Section 3.4 Not an Affiliate.

     The Investor is not an officer, director or Affiliate of the Company.

     Section 3.5 Organization and Standing.

     The Investor is a duly organized, validly existing, and in good standing under the laws of Delaware.

     Section 3.6 Disclosure.

     Access to Information. The Investor has received and reviewed all documents, records, books and other publicly available information pertaining to the Investor's investment in the Company that have been requested by the Investor, including without limitation copies of all of the Company's periodic and current reports filed pursuant to the Exchange Act, and the Investor has reviewed copies of any such reports that have been requested by it. However, no inquiries or investigation by the Investor or its agents shall modify, amend or affect the Investor's right to rely on the truth, accuracy and completeness of the Disclosure Materials (as defined below) and the Company's representations and warranties.

     Section 3.7 Manner of Sale.

     At no time was the Investor presented with or solicited by or through any leaflet, public promotional meeting, television advertisement or any other form of general solicitation or advertising (as defined in Rule 501 under the Securities Act) in connection with its investment in the Securities.

     Section 3.8 Financial Capacity.

     The Investor currently has the financial capacity to meet its obligations to the Company hereunder, and the Investor has no present knowledge of any circumstances which could cause it to become unable to meet such obligations in the future.


     Section 3.109 Broker-Dealer Status.

     The Investor is not registered with the National Association of Securities Dealers as a broker or dealer. Investor is acquiring the Securities hereunder in the ordinary course of its business, and Investor does not have any agreements or understandings, directly or indirectly, with any Person with respect to the distribution of the Securities.

     The Company acknowledges and agrees that the Investor has not made and does not make any representations or warranties with respect to the transactions contemplated hereby other than as specifically set forth in this Article III.

                                   ARTICLE IV
                  Representations and Warranties of the Company

     The Company represents and warrants to the Investor as follows:

     Section 4.1 Organization and Qualification.

     The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company has no subsidiaries. The Company is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not reasonably be expected to, individually or in the aggregate, (x) adversely affect the legality, validity or enforceability of the Securities or any of this Agreement, (y) have or result in a material adverse effect on the results of operations, assets, prospects, or condition (financial or otherwise) of the Company, or (z) adversely impair the Company's ability to perform fully on a timely basis its obligations under this Agreement.

     Section 4.2 Authorization; Enforcement.

     The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations thereunder. The execution and delivery of each of the documents required by this Agreement by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary corporate action on the part of the Company. Each document has been duly executed by the Company and, when delivered (or filed, as the case may be) in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms. The Company is not in violation of any of the provisions of its respective certificate or articles of incorporation, by-laws or other organizational or charter documents.

     Section 4.3 Capitalization.

     The number of authorized, issued and outstanding capital stock of the Company is set forth in the Disclosure Documents. No shares of Common Stock are entitled to preemptive or similar rights, nor is any holder of securities of the Company entitled to preemptive or similar rights arising out of any agreement or understanding with the Company. Except as a result of the purchase and sale of the Securities and except as disclosed in the Disclosure Documents, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings, or arrangements by which the Company is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock during the duration of this Agreement. The issue and sale of the shares hereunder will not obligate the Company to issue shares of Common Stock or other securities to any Person other than to the Investor and will not result in any right of any holder of the Company's securities to adjust the exercise, conversion or reset price under such securities.

     Section 4.4 Issuance of the shares of Common Stock.

     When issued and paid for in accordance with the terms hereof, the Put Shares will be duly and validly issued, fully paid and nonassessable, free and clear of all liens, encumbrances and rights of first refusal of any kind. The Company has on the date hereof and will, at all times, maintain an adequate reserve of duly authorized shares of Common Stock, reserved for issuance to the Investor, to enable it to perform its exercise and other obligations under this Agreement.

     Section 4.5 Filings, Consents and Approvals.

     The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of this Agreement, other than (i) the filing of the Registration Statement, (ii) filings as may be required under state securities laws, and (iii) in all other cases where the failure to obtain such consent, waiver, authorization or order, or to give such notice or make such filing or registration would not reasonably be expected to have or result in, individually or in the aggregate, a material adverse effect .

     Section 4.6 No Default or Violation.

     Except as described in the Disclosure Documents, the Company is not in default under or in violation of (and no event has occurred which has not been waived which, with notice or lapse of time or both, would result in a default by the Company under), nor has the Company received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a Party or by which it or any of its properties is bound, (ii) in violation of any order of any court, arbitrator or governmental body, or (iii) in violation of any statute, rule or regulation of any governmental authority, in each case of clauses (i), (ii) or (iii) above, except as would not reasonably be expected to, individually or in the aggregate, have or result in a material adverse effect.

     Section 4.7 Disclosure Documents; Financial Statements.

     Once the Company becomes a reporting company under the Exchange Act, it will file all reports required to be filed by it under the Exchange Act pursuant to Section 13(a) or 15(d) thereof, on a timely basis or will received a valid extension of such time of filing and has filed any such Disclosure Documents prior to the expiration of any such extension. As of their respective dates, the Disclosure Documents will comply in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the SEC promulgated thereunder, and none of the Disclosure Documents, when filed, will contain any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. All material agreements to which the Company is a Party or to which the property or assets of the Company are subject will be filed as exhibits to the Disclosure Documents as required unless properly excused from filing by SEC regulation. The financial statements of the Company included in the Disclosure Documents will comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing. Such financial statements will be prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto, and will fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

     (a) There has been no event, occurrence or development that has resulted or that would be reasonably likely to result in a material adverse effect;

     (b) the Company has not incurred any liabilities (contingent or otherwise) other than (x) liabilities incurred in the ordinary course of business consistent with past practice and (y) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or otherwise required to be disclosed in filings made with the SEC;

     (c) the Company has not altered its method of accounting or the identity of its auditors; and

     (d) the Company has not declared or made any payment or distribution of cash or other property to its stockholders or officers or directors (other than in compliance with existing compensation agreements or Company stock option plans) with respect to its capital stock, or purchased, redeemed (or made any agreements to purchase or redeem) any shares of its capital stock.

     Section 4.8 Investment Company.

     The Company is not, and is not an Affiliate of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

     Section 4.9 Certain Fees.

     No fees or commissions will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other similar Person with respect to the transactions contemplated by this Agreement. The Investor shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement. The Company shall indemnify and hold harmless the Investor, its employees, officers, directors, agents, and partners, and its respective Affiliates, from and against all claims, losses, damages, costs (including the costs of preparation and attorneys' fees) and expenses suffered in respect of any such claimed or existing fees, as such fees and expenses are incurred.

     Section 4.10 Solicitation Materials.

     Neither the Company nor any Person acting on the Company's behalf has solicited any offer to buy or sell the Securities by means of any form of general solicitation or advertising (as defined in Rule 501 under the Securities
Act).

     Section 4.11 Listing and Maintenance Requirements Compliance.

     The Company has not received notice that is not in compliance with the listing or maintenance requirements of its public exchange or market.

     Section 4.12 Patents and Trademarks.

     The Company has, or has rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and rights which are necessary or material for use in connection with their respective business as described in the Disclosure Documents and which the failure to so have would have a material adverse effect (collectively, the "Intellectual Property Rights"). The Company has not received a written notice that the Intellectual Property Rights used by it violates or infringes upon any of the rights of any Person, to the best knowledge of the Company. All such Intellectual Property Rights are enforceable and to the best knowledge of the Company there is no existing infringement by another Person of any of the Intellectual Property Rights. Section 4.13 Registration Rights. The Company has not granted or agreed to grant to any Person any rights (including "piggy-back" registration rights) to have any securities of the Company registered with the SEC or any other governmental authority which have not been satisfied. It is understood that the obligation of the Investor to purchase shares of Common Stock pursuant to this Agreement is premised on the effectiveness of a registration statement relating to the shares of Common Stock to be purchased.

     Section 4.14 Regulatory Permits.

     The Company possesses all certificates, authorizations and permits issued by the appropriate Federal, state or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Documents, except where the failure to possess such permits would not reasonably be expected to, individually or in the aggregate, have or result in a material adverse effect, and neither the Company has not received any notice of proceedings relating to the revocation or modification of any such permit.

     Section 4.15 Title.

     The Company has good and marketable title in fee simple to all real property owned by it which is material to its business of and good and marketable title in all personal property owned by them which is material to its business, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company. Any real property and facilities held under lease by the Company are held by it under valid, subsisting and enforceable leases of which, the Company is in compliance and do not interfere with the use made and proposed to be made of such property and buildings by the Company.

     Section 4.16 Absence of Certain Proceedings.

     There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an "Action") which (i) adversely affects or challenges the legality, validity or enforceability of this Agreement or the Securities or (ii) would be reasonably likely to, if there were an unfavorable decision, individually or in the aggregate, have or result in a material averse effect. Within five years prior to the date of this Agreement, neither the Company nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. The

Company does not have pending before the Commission any request for confidential treatment of information and the Company has no knowledge of any such expected request that would be made prior to the date the Registration Statement is declared effective by the SEC. There has not been, and to the best of the Company's knowledge there is not pending or contemplated, any investigation by the Commission involving it or any current or former director or officer.

     Section 4.17 Taxes.

     All Federal, state, local and foreign tax returns, information returns, reports and estimated Tax returns have been timely filed (which shall be deemed to mean, in the case of any such return for which extension was granted, within the period of such extension) on behalf of the Company and all Taxes shown on any such return or report have been paid on a timely basis (which shall be deemed to mean, in the case of any such return for which extension was granted, within the period of such extension).

     Section 4.18 Labor Relations.

     No material labor problem exists or, to the knowledge of the Company, is imminent with respect to any of its employees.

     Section 4.19 Disclosure.

     The Company confirms that neither it nor any other Person acting on its behalf has provided the Investor or its agents or counsel with any information that constitutes or might constitute material non- public information. The Company understands and confirms that the Investor shall be relying on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided to the Investor regarding the Company, its business and the transactions contemplated hereby, including the Schedules to this Agreement, furnished by or on behalf of the Company are true and correct in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

                                    ARTICLE V
                        Other Agreements of the Parties

     Section 5.1 Listing of Common Stock.

     The Company shall maintain the listing of the Common Stock on a Principal Market, and as soon as practicable (but in any event at or prior to the commencement of the Commitment Period) shall list the Put Shares on such Principal Market, if required. The Company further agrees, if the Company applies to have the Common Stock traded on any other Principal Market, it will include in such application the issued and issuable Put Shares. The Company will take all action to continue the listing and trading of its Common Stock on the Principal Market and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Principal Market and shall provide the Investor with copies of any correspondence to or from such Principal Market which questions or threatens delisting of the Common Stock, within one Trading Day of the Company's receipt thereof.

     Section 5.2 Exchange Act Registration.

     The Company will cause its Common Stock to continue to be registered  under
Section 12(g) or 12(b) of the Exchange Act, will use its best efforts to timely comply in all respects with its reporting and filing obligations under the Exchange Act, and will not take any action or file any document (whether or not permitted by Exchange Act or the rules thereunder) to terminate

     Section 5.3 Legends.

     The certificates evidencing the Common Stock to be sold or otherwise issued to the Investor hereunder at any time while a Registration Statement is then effective shall be issued free of restrictive legends of any kind and no instructions or "stop transfer orders," so called, "stock transfer restrictions," or other restrictions have been or shall be given to the Company's transfer agent with respect thereto. Prior to the first Closing, the Company will issue to the transfer agent for its Common Stock (and to any substitute or replacement transfer agent for its Common Stock upon the Company's appointment of any such substitute or replacement transfer agent) instructions to deliver the Put Shares without restrictive legends as required by this Section and shall cause its counsel to deliver to such transfer agent any legal opinion required in order for the transfer agent to deliver shares in such manner. Unless such instructions cover Securities issuable at future Closings, the Company must deliver new such instructions prior to each Closing.

     Section 5.4 Notice of Certain Events Affecting Registration; Suspension of
                 Right to Make a Put.

     The Company will immediately notify the Investor upon the occurrence of any of the following events in respect of a Registration Statement or related prospectus in respect of an offering of Registrable Securities:

     (i) receipt of any request for additional information from the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement the response to which would require any amendments or supplements to the registration statement or related prospectus;

     (ii) the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose;

     (iii)receipt of any notification with respect to (A) the suspension of the qualification or exemption from qualification of any of the
          Registrable Securities for sale in any jurisdiction or (B) the initiation or threatening of any proceeding for such purpose;

     (iv) the Company becomes aware of any event that makes any statement made in the Registration Statement or related prospectus or any document incorporated by reference untrue in any material respect or that requires the making of any changes in the Registration Statement, related prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the related prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

     (v) the Company's reasonable determination that a post-effective supplement to the prospectus or a post-effective amendment to the Registration Statement, as the case may be, would be appropriate; and the Company will promptly make available to the Investor any such supplement or amendment to the related prospectus or Registration Statement.

     Section 5.5 Consolidation; Merger.

     During the period of 30 days following the any Put Notice, the Company shall not effect any merger or consolidation of the Company with or into, or a transfer of all or substantially all of its assets to, another entity without the written consent of the Investor.

     Section 5.6 Certain Securities; Press Releases; Disclosures.

     The Company shall, no less than two Business Days prior to the filing of any disclosure required herein, provide a copy thereof to the Investor for review. The Company and the Investor shall consult with each other in issuing press releases or otherwise making public statements or filings and other communications with the SEC or any regulatory agency or stock market or trading facility with respect to the transactions contemplated hereby and neither party shall issue any such press release or otherwise make any such public statement, filings or other communications without the prior written consent of the other, except that if such disclosure is required by law or stock market regulation, in which such case the disclosing party shall promptly provide the other party with prior notice of such public statement, filing or other communication. Notwithstanding the foregoing, other than in the Registration Statement, the Company shall not publicly disclose the name of the Investor, or include the names of the Investor in any filing with the SEC, or any regulatory agency, trading facility or stock market without the prior written consent of the Investor, except to the extent such disclosure is required by law or stock market regulations, in which case the Company shall provide the Investor with prior notice of such disclosure.

     Section 5.7 Use of Proceeds.

     The Company shall use the net proceeds from the sale of the shares for working capital purposes.

     Section 5.8 Reimbursement.

     If the Investor, other than by reason of its gross negligence or willful misconduct, becomes involved in any capacity in any action, proceeding or investigation brought by or against any Person, including stockholders of the Company, as a result of the consummation of the transactions contemplated herein, the Company will reimburse the Investor for its reasonable legal and other expenses incurred in connection therewith, as such expenses are incurred. The reimbursement obligations of the Company under this paragraph shall be in addition to any liability which the Company may otherwise have, shall extend upon the same terms and conditions to any affiliates of the Investor actually named in such action, proceeding or investigation, and partners, directors, agents, employees and controlling persons (if any), as the case may be, of the Investor and any such affiliate, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company, the Investor and any such affiliate and any such Person. The Company also agrees that neither the Investor nor any such affiliates, partners, directors, agents, employees or controlling persons shall have any liability to the Company or any Person asserting claims on behalf of or in right of the Company in connection with or as a result of this Agreement except to the extent that any losses, claims, damages, liabilities or expenses incurred by the Company result from the gross negligence or willful misconduct of the applicable Investor, Person or entity in connection with the transactions contemplated by this Agreement.

Section 5.9 Reduction of Capital

     The Company will not reduce the number of its outstanding shares of common stock by purchase or otherwise, if by doing so the percentage of its shares of common stock owned by the Investor as a result would exceed 9.9% of the total outstanding shares of common stock.

                                   ARTICLE VI

  Conditions Precedent to the Right of the Company to Deliver a Put Notice and
                    the Obligation of the Investor to Close

     Section 6.1 Conditions Precedent to the Right of the Company to Deliver a
                 Put Notice and the Obligation of the Investor to Close.

     In addition to the specific conditions contained elsewhere in this Agreement, the right of the Company to deliver a Put Notice and the obligation of Investor hereunder to perform its obligations at any Closing hereunder is subject to the satisfaction, on both (i) the date of delivery of such Put Notice and (ii) the applicable Closing Date of each of the following conditions, or the waiver by the Investor of such conditions:

     (a) Representations and Warranties. The representations and warranties of the Company shall be true and correct as of the date when made and as of the applicable Condition Satisfaction Date as though first made at that time (except for representations and warranties that speak of a specific date, which need only be true and correct as of such date).

     (b) Performance by the Company. The Company shall have performed, satisfied and complied in all material respects with all covenants and agreements required by this Agreement to be performed, satisfied or complied with by the Company at or prior to each Condition Satisfaction Date.

     (c) Blue Sky. The Company shall have obtained all permits and qualifications, if any, required by any state for the offer and sale of the Securities to the Investor and by the Investor of the Registrable Securities or shall have the availability of exemptions therefrom.

     (d) Delivery of Shares. The Company shall have transmitted the Put Shares and the other conditions to such Closing as set forth in such Section shall have been satisfied.

     (e) Transfer Agent. The Investor shall have received satisfactory evidence of the Company's delivery to its transfer agent for the Common Stock of instructions and legal opinion meeting the requirements of this Agreement and acceptable to such transfer agent.

     (f)  Registration Statement.

     (i) The Registration Statement shall have been declared effective by the SEC and shall at all times since the Put Date, and the prospectus thereunder shall be available to the Investor to resell all of the Registrable Securities thereunder.

     (ii) Neither the Company nor the Investor shall have received notice that the SEC has issued or intends to issue a stop order with respect to the Registration Statement or that the SEC otherwise has suspended or withdrawn the effectiveness of the Registration Statement, either temporarily or permanently, or intends or has threatened to do so (unless the SEC's concerns have been addressed and the Investor is reasonably satisfied that the SEC no longer is considering or intends to take such action).

     (iii)The Registration Statement (including the information or documents incorporated by reference therein) and any amendments or supplements thereto shall not contain any untrue statement of material fact or omit to state any material fact required to be state d therein or necessary to make the statements therein not misleading.

     (iv) All filings pursuant to the Exchange Act subsequent to the effectiveness of the Registration Statement to the SEC are timely and no filings are deficient whether or not a notice of a delayed filing is filed on Form NT or otherwise.

     (v) The Company shall have no knowledge of any event which is reasonably likely to occur within 30 Trading Days after the Put Date that would reasonably be expected to cause the Registration Statement to be suspended or otherwise ineffective or inaccurate (including the anticipated filing of quarterly or annual reports under the Exchange
          Act).

(g) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or by the Principal Market that prohibits, materially impairs or renders impractical the transactions contemplated by this Agreement, and, to the knowledge of the Company, no proceeding or rule making process shall have been commenced that may reasonably be expected to have such result if enacted.

(h) Adverse Changes. Since the earlier to occur of (i) the date of filing of the Company's most recent SEC Document and (ii) the last Closing hereunder, no occurrence or event shall have occurred that has had or could reasonably be expected to have or result in a material adverse effect on the results of operations, assets or condition (financial or otherwise) of the Company.

     (i) No Suspension of Trading In or Delisting of Common Stock. The Common Stock shall be authorized for trading or quotation on the Principal Market and trading in the Common Stock shall not have been suspended by the SEC or the Principal Market at any time from the Put Date through the Closing Date. The Company shall not have received any notice threatening to delist the Common Stock from the Nasdaq SmallCap Market or the OTC Bulletin Board.

     (j) Principal Market Requirements; Compliance. The Company shall have received all authorizations from and made all filings required in order to issue to the Investor the Securities at such Closing and shall have caused the Put Shares to be issued at such Closing to be listed for trading on the Principal Market. The issuance of shares of with respect to the applicable Closing, if any, shall not violate the stockholder approval requirements of the Principal Market. In the event the BBX commences operations, the shares will trade on the BBX which will be the Principal Market.

     (k) Timing. At least seven Trading Days shall have elapsed since the immediately preceding Closing Date

     (l) Trading Volume. The average daily trading volume of the shares during the Valuation Period shall be 25,000 shares.

                                   ARTICLE VII
         Due Diligence Review; Non-Disclosure of Non-Public Information.

     Section 7.1 Due Diligence Review.

     During the Commitment Period, the Company shall make available for inspection and review by the Investor, and advisors and representatives of the Investor, and an underwriter, if any, participating in any disposition of the Registrable Securities on behalf of the Investor all SEC filings, and all other publicly available corporate documents and properties of the Company as may be reasonably necessary for the purpose of such review. In connection therewith, the Company shall cause its officers, directors and employees to supply all such publicly available information reasonably requested by the Investor or any such Person (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them), prior to and from time to time after the filing and effectiveness of the Registration Statement. The review contemplated hereby is solely to enable the Investor and such Persons to conduct initial and ongoing due diligence with respect to the Company and the accuracy of the Registration Statement.

     Section 7.2 Non-Disclosure of Non-Public Information.

     (a) The Company shall not disclose non-public information to the Investor or its advisors or representatives unless prior to disclosure of such information the Company identifies such information as being material non-public information and provides the Investor, such advisors and representatives with the opportunity to accept or refuse to accept such material non-public information for review. The Company may, as a condition to disclosing any material non-public information hereunder, require the Investor to enter into a confidentiality agreement in form mutually acceptable to the Company and the Investor.

     (b) The Company represents that it does not disseminate material non-public information to any investors who purchase stock in the Company in a public offering, to money managers or to securities analysts. Notwithstanding the foregoing or anything herein to the contrary, the Company will immediately notify the Investor of any event or the existence of any circumstance (without any obligation to disclose the specific event or circumstance) of which it becomes aware, (whether or not requested of the Company specifically or generally during the course of due diligence by such persons or entities), which, if not disclosed in the prospectus included in the Registration Statement would cause such prospectus to include a material misstatement or to omit a material fact required to be stated therein in order to make the statements, therein in light of the circumstances in which they were made, not misleading. Nothing contained in this Section shall be construed to mean that such Persons other than the Investor may not obtain non-public information in the course of conducting due diligence in accordance with the terms of this Agreement and nothing herein shall prevent any such Persons from notifying the Company of their opinion that based on such due diligence, that the Registration Statement contains an untrue statement of a material fact or omits a material fact required to be stated in the Registration Statement or necessary to make the statements contained therein, in light of the circumstances in which they were made, not misleading.

                                  ARTICLE VIII
                                  Miscellaneous

     Section 8.1 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement and related documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each Party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each Party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such Party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each Party irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either Party shall commence an action or proceeding to enforce any provisions of this Agreement or a document prepared pursuant hereto, then the prevailing Party in such action or proceeding shall be reimbursed by the other Party for its attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

     Section 8.2 Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be:

     (i)  personally served, or

     (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid,

     (iii) delivered by reputable air courier service with charges prepaid, or

     (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice.

     Any notice or other communication required or permitted to be given hereunder shall be deemed effective

     (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or

     (b) on the second business day following the date of mailing by reputable courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur.

     The addresses for such communications shall be:

                  Spongetech Delivery Systems, Inc.
                  Sunset Industrial Park
                  50 20th Street
                  Brooklyn, New York 11232
..                 Phone: (718) 788-4798

                  Colebrook, Inc.
                  1640 West End Drive
                  Point Pleasant, New Jersey
                  Phone: (732) 278-0121


     A Party may from time to time change its address or facsimile number for notices under this Section by giving at least ten days' prior written notice of such changed address or facsimile number to the other party hereto.

     Section 8.3 Reporting Entity for the Common Stock.

     The reporting entity relied upon for the determination of the trading price or trading volume of the Common Stock on any given Trading Day for the purposes of this Agreement shall be Bloomberg or any successor to its function of reporting share prices. The written mutual consent of both Parties shall be required to employ any other reporting entity.

     Section 8.4 Replacement of Certificates.

     Upon

     (i) receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of a certificate representing any Securities and

     (ii) in the case of any such loss, theft or destruction of such certificate, upon delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company (which shall not exceed that required by the Company's transfer agent in the ordinary course) or

     (iii)in the case of any such mutilation, on surrender and cancellation of such certificate, the Company at its expense will execute and deliver, in lieu thereof, a new certificate.

     Section 8.5 Execution.

     This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each Party and delivered to the other party, it being understood that both Parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the Party executing the same with the same force and effect as if such facsimile signature page were an original thereof.

     Section 8.6 Entire Agreement.

     This Agreement, together with the Exhibits and Schedules hereto contain the entire understanding of the Parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters.

     Section 8.7 Amendments; Waivers.

     No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and the Investor or, in the case of a waiver, by the Party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

     Section 8.8 Survival.

     The representations, warranties and agreements contained herein shall survive each Closing and the delivery and exercise of all Securities issuable hereunder.

     Section 8.9 Successors and Assigns.

     This Agreement shall be binding upon and inure to the benefit of the Parties and their successors and permitted assigns. Neither the Investor nor the Company may assign this Agreement or any rights or obligations hereunder without the prior written consent of the Company or the Investor, as the case may be except that Investor may assign its obligations hereunder to an Affiliate.

     Section 8.10 Remedies.

     In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Investor will be entitled to specific performance of the obligations of the Company. The Company and the Investor agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of its obligations described in the foregoing sentence and hereby agree to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

     Section 8.11 Severability.

     In case any one or more of the provisions of this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the Parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement such substitute provision to have the same force and effect as if it were part of this Agreement as of the date hereof.

     Section 8.12 Headings.

     The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

     Section 8.13 Fees and Expenses.

     Each Party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such Party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

     Section 8.14 No Third-Party Beneficiaries.

     This Agreement is intended for the benefit of the Parties and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Persons.

     IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.

         SPONGETECH DELIVERY SYSTEMS, INC.

         By: /s/Michael Metter
             -------------------
             Michael Metter,
               President

         COLEBROOK, INC.

         By: /s/Gerald Rehrer
             ------------------
             Gerald Rehrer,
               President


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